SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                         April 21, 2011 (April 18, 2011)

                    VOYAGER ENTERTAINMENT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

             NEVADA                 0-33151            54-2110681
       -----------------          ------------       ----------------
(State or other jurisdiction of   (Commission      (IRS Employer
        incorporation)             File Number)   Identification No.)

                   4483 WEST RENO AVE, LAS VEGAS, NEVADA 89118
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (702) 221-8070

                                 NOT APPLICABLE
                    ----------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

For the past several years, Voyager Entertainment International, Inc. (the "Company") has extensively planned and/or evaluated the available locations on the Las Vegas Strip as well as other off-strip locations in Las Vegas, Nevada for the construction of the L.V. Voyager Project - an Observation Ferris Wheel. On April 18, 2011, the Company entered into a purchase and sale agreement with an unrelated party to purchase real estate for the construction of the L.V. Voyager Project. As a requirement the company delivered a cash deposit to execute the purchase and sale agreement. The purchase price of the property is $30,000,000 payable by cash and Preferred "Series C" stock. The company has six months to complete the purchase of the land with an option of one six month extension.

The land encompasses approximately 4.89 acres in two parcels. The observation wheel will occupy a footprint of approximately 2.37 acres. The additional acreage will be used for roads and parking within the master plan. The property is located on Dean Martin Drive between Flamingo and Harmon, north of Panorama Towers and adjacent to the Bellagio and MGM City Center.

The L.V. Voyager Project the V3-A is intended to be designed as a visual icon and experience overlooking the "Las Vegas Strip". With 30 vehicles called orbitors, the Voyager V3-A Project is intended to be a revolving observation wheel that will overlook the Las Vegas Strip as it revolves higher than a 60-story building at approximately 600 feet. One rotation in an Orbitor will last approximately 27 minutes. An on-board Navigator, part entertainer, part steward and skilled in life- safety and security, will control each Orbitor.

Item 9.01.       Financial Statements and Exhibits

       (c)       Exhibit Number       Description


                 10.1                 Purchase and Sale Agreement





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VOYAGER ENTERTAINMENT INTERNATIONAL, INC.


April 21, 2011           By:      /S/ Richard L. Hannigan, Sr.
                                  -------------------------------------
                                  Name: Richard L. Hannigan, Sr.
                                  Title: President & CEO